AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MAY 27, 2016
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2016

RX DYNAMIC STOCK FUND (TICKERS: FMGRX, IFCSX, FMGCX)

 (the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

A Special Meeting of Shareholders was held on May 27, 2016 (the “Meeting”) to approve two proposals: (1) To approve an Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and Navellier & Associates, Inc. (“Navellier”) on behalf of the Rx Dynamic Stock Fund (the “Fund”) and (2) To approve a change in the Fund’s diversification status from diversified to non-diversified. Both proposals were approved, so effective immediately, the Statement of Additional Information is changed as follows:

•        In the first paragraph under the heading “HISTORY OF THE TRUST” on page 2, the last sentence should be deleted and replaced in its entirety as follows: “Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is classified as non-diversified.”

•        In the first paragraph under the heading “THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUND” on page 2, the last sentence should be deleted.

•        Beginning with the second paragraph under the heading “THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUND” on page 2, these investment practices of the Fund and the securities in which the Fund may invest, given on pages 2 – 17, should be deleted:  (1) Derivative Securities, (2) CFTC Regulatory Considerations, (3) Options on Securities, (4) Writing Covered Options, (5) Futures, Related Options and Options on Stock Indices, (6) Risk of Options and Futures Contracts, and (7) Limitations on Use of Derivatives.

•        In the section “INVESTMENT LIMITATIONS” on page 17, the first paragraph should be modified to read:

The following restrictions apply to the Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 6, 7, and 11 are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund’s outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

•        In the section “INVESTMENT LIMITATIONS” on pages 17 – 19, Item 11 should be deleted and replaced as follows:

Purchase a security if, as a result, more than 20% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same sector (there are currently ten sectors – Energy, Materials, Industrials, Consumer Discretionary, Consumer Staples, Healthcare, Financials, Information Technology, Utilities, and Telecommunication Services).

•        In the section “INVESTMENT LIMITATIONS” on page 19, the following items are deleted: (a) Item 13 regarding puts and calls; and (c) Item 15 regarding diversification.

•        In the section “Management of the Funds,” the table titled “Trustees” on pages 20-21 is replaced in its entirety as shown:

Trustees:

Name, Age	Position(s) Held with Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen	Other Directorships Held (1)
Independent Trustees:
Jeffrey Haas Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (since 1996)	8	1
George Mileusnic Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	8	1
Thomas Kice Age: 66	Trustee	Indefinite/ Since Inception	Senior Advisor of Kice Industries, Inc.	8	1
Peter Ochs Age: 64	Trustee	Indefinite/ Since Inception	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	8	1
Interested Trustee:
Darlene T. DeRemer(2)(3) Age: 60	Trustee	Indefinite/ Since 2016	Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees and is chair of the Investment & Endowment Committee.	8	3

(1)     Each Trustee is also a Trustee of Rx Funds Trust, which as of May 27, 2016, included three portfolios or funds: Rx Tactical Rotation Fund, Rx MAR Tactical Moderate Growth Fund, and Rx MAR Tactical Growth Fund.

(2)     Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Trust’s Adviser.

(3)     Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of January 31, 2016, consists of six portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF, 3D Printing ETF and ARK Israel Innovative Technology ETF.

•        In the section “MANAGEMENT OF THE FUND,” the table titled “Officers” on pages 21-22 is replaced in its entirety as shown:

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Thaddeus (Ted) Leszczynski Age: 69 Chief Compliance Officer and Secretary	CCO since February 2015 Secretary since March 2016	Chief Compliance Officer of RiskX Investments, LLC (since April 2015). Founding member of Compliance Solutions Associates LLC (since September 2009).
John J. Pileggi Age: 56 President, Chief Executive Officer, and Assistant Treasurer	Since Inception President since December 2015	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Terrance P. Gallagher Age: 57 Treasurer and Principal Accounting Officer	Since March 2016	Executive Vice President, Director of Fund Accounting & Administration, UMB Fund Services. Member of the American Institute of Certified Public Accountants.

•        In the section “Management of the Funds,” the biographies for Thomas Kice and Peter L. Ochs in the sub-section headed “Additional Information About the Trustees” on pages 22-23 are deleted and replaced as follows:

Thomas Kice. Mr. Kice has been an Independent Trustee of the Trust since March 2006. He currently serves as a Trustee of Rx Funds Trust. Mr. Kice served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. He is currently Senior Advisor of Kice Industries, Inc., an industrial engineering company. Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009. He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration. He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas. He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the Trust since March 2006. He currently serves as a Trustee of Rx Funds Trust. Mr. Ochs served as an Independent Trustee to the Predecessor Funds since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present. Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982. Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974. Mr. Ochs is a Director of UTG, Inc. a public insurance company. Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

•        In the section “INVESTMENT ADVISORY AND OTHER SERVICES” starting on page 27, the third paragraph under Investment Adviser should be deleted and replaced in its entirety with the following:

Under the Investment Advisory Agreement, RiskX Investments has oversight responsibility for the day-to-day management of the Funds. Mr. Steven Wruble, Chief Investment Officer for RiskX Investments, and Mr. Charles McNally, Chief Portfolio Strategist for RiskX Investments, are responsible for the oversight of the Sub-Adviser.

•        In the section “INVESTMENT ADVISORY AND OTHER SERVICES,” the following should be added before the sub-section titled “Distributor” on page 28:

Sub-Adviser

RiskX Investments has engaged Navellier & Associates, Inc. (“Navellier” or “Sub-Adviser”) to serve as the investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement, Navellier is responsible for the day-to-day management of the Fund’s portfolio. Navellier, located at 1 East Liberty, Suite 504, Reno, Nevada, 89501, is an investment management firm registered with the SEC under the Advisers Act. Navellier manages the day-to-day investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Adviser, the Fund’s Board and the officers of the Trust. On a day-to-day basis, the investment team, consisting of Mr. Louis Navellier and Mr. Phillip Mitteldorf, is primarily responsible for the management of the Fund. Navellier also serves as the Sub-Adviser for two other series of the Trust – the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION.” Navellier and RiskX Investments are indirectly affiliated. Mr. John Coyle, Managing Director for Navellier, is also a member of the Board of RiskX Investments and has been granted an option plan whereby he would be an owner of the Adviser were he to exercise such options.

For services rendered by Navellier on behalf of the Fund under the Investment Sub-Advisory Agreement, RiskX Investments has agreed to pay Navellier an annual base fee of up to 50 Basis Points (0.50%) on daily average net assets, paid monthly. The fee may be less than 0.50% under circumstances agreed upon by the Adviser and Sub-Adviser, based upon criteria such as the Fund being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties. Such fees are paid by RiskX Investments from the Advisory Fees received from the Fund. There is no proposed change to the advisory fee rate paid by the Fund to the Adviser.

The Sub-Advisory Agreement will continue in effect for a period beyond two years from the date of its execution so long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the agreement and will terminate automatically if assigned.

•        In the section “PORTFOLIO MANAGER INFORMATION” on pages 30-31, the first three sub-sections (Portfolio Managers, Beneficial Ownership by Portfolio Manager, Account Management Disclosures, and Manager Compensation) are deleted and replaced as follows:

Portfolio Managers. On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the Fund:

Louis Navellier. Mr. Navellier founded Navellier and currently serves as its Chief Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier also manages the AI Navellier Large Cap Growth Fund and the AI Navellier International Fund, other series in the American Independence Funds Trust. Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals, and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward.

Phillip Mitteldorf. Mr. Mitteldorf joined Navellier in 1995, has nearly 20 years of experience in the securities industry, and serves as a Portfolio Manager. He is a member of the Defensive Alpha management team. Mr. Mittledorf’s other responsibilities at Navellier include product development and project management. Mr. Mitteldorf received a B.S. in physiological psychology from the University of California, Santa Barbara, and earned his M.B.A. from the University of Nevada, Reno.

Beneficial Ownership by Portfolio Manager.  As of March 31, 2016, the portfolio managers responsible for the day-to-day management of the Fund owned the following shares of the Fund or any Fund in the Trust:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Fund Complex
Louis Navellier	Over $100,000	Over $100,000
Phillip Mitteldorf	None	None

Account Management Disclosures. Including the Fund, as of March 31, 2016, the portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Louis Navellier	4	$123,499,788	0	$0	2,528	$1,779,500,000
Phillip Mitteldorf	0	0	0	$0	243	$52,120,000

Manager Compensation. The portfolio manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Each Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in a 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

•        On page 32, in the section SHARES OF BENEFICAL INTEREST, the third paragraph should be replaced in its entirety with the following:

As of January 31, 2016, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the Fund or its classes except as set forth below. In addition, as of April 5, 2016, the Record Date for the approval of the sub-advisory agreement, Louis Navellier, his family members and affiliated entities owned approximately 29% of the Fund.

•        Appendix A – Futures and Options is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE